UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway
Glen Allen, Virginia 23060-6148
(804) 747-0136
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2017, the Board of Directors of Markel Corporation (the Company), upon the recommendation of the Board’s Compensation Committee, approved a change to the form of award agreement used for performance-based restricted stock units (RSUs) for executive officers, including the Company’s named executive officers. These awards are made under the Company's 2016 Stock Incentive Compensation Plan (the Plan). Subject to specific exceptions, unvested performance-based RSUs are forfeited upon a separation of service that occurs prior to the applicable vesting date. The Board approved an additional vesting exception, which provides that upon Early Retirement (as defined in the Plan) by an employee with 25 years of continual service unvested performance-based RSUs will become fully vested and shares will be issued on the otherwise applicable vesting date.
A copy of the new form of award agreement for performance-based RSUs is filed as Exhibit 10.1 to this report and is incorporated herein by reference in response to this item.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Markel Corporation was held on May 15, 2017. At the annual meeting, shareholders (i) elected directors to serve until the 2018 Annual Meeting of Shareholders, (ii) approved an advisory vote on executive compensation and (iii) ratified the selection of KPMG LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the year ending December 31, 2017. With respect to the advisory vote on the frequency of shareholder advisory votes approving executive compensation, shareholders were in favor of holding an advisory vote on executive compensation every year.

The results of the meeting were as follows:

Election of Directors

Directors	For	Against	Abstain	Broker Non-Votes

J. Alfred Broaddus, Jr.	10,354,782	321,660	7,387	1,909,127
K. Bruce Connell	10,592,738	83,637	7,454	1,909,127
Douglas C. Eby	10,361,631	314,549	7,649	1,909,127
Thomas S. Gayner	10,386,663	291,178	5,988	1,909,127
Stewart M. Kasen	10,131,658	544,602	7,569	1,909,127
Alan I. Kirshner	10,252,486	424,520	6,823	1,909,127
Lemuel E. Lewis	10,508,287	168,362	7,180	1,909,127
Anthony F. Markel	10,270,749	406,217	6,863	1,909,127
Steven A. Markel	10,271,836	405,946	6,047	1,909,127
Darrell D. Martin	10,040,974	635,753	7,102	1,909,127
Michael O’Reilly	10,571,253	105,000	7,576	1,909,127
Michael J. Schewel	10,249,222	426,836	7,771	1,909,127
Jay M. Weinberg	10,425,048	251,754	7,027	1,909,127
Richard R. Whitt, III	10,542,306	134,014	7,509	1,909,127
Debora J. Wilson	10,600,936	75,918	6,975	1,909,127

Advisory Vote on Approval of Executive Compensation

For	Against	Abstain	Broker Non-Votes
10,550,192	116,115	17,522	1,909,127

Advisory Vote on the Frequency of Shareholder Advisory Votes Approving Executive Compensation

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
9,513,156	196,990	958,713	14,970	1,909,127

Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
12,459,219	123,011	10,726	Not applicable

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Performance-Based Restricted Stock Unit Award Agreement for Executive Officers for the 2016 Equity Incentive Compensation Plan (revised May 15, 2017)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

Date: May 17, 2017	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	General Counsel and Secretary

Exhibit Index

Exhibit	Description

10.1	Form of Performance-Based Restricted Stock Unit Award Agreement for Executive Officers for the 2016 Equity Incentive Compensation Plan (revised May 15, 2017)

5